UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 23, 2005

                                CITI TRENDS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               333-123028                                  52-2150697
        (Commission File Number)               (IRS Employer Identification No.)

   102 Fahm Street, Savannah, Georgia                        31401
(Address of Principal Executive Offices)                   (Zip Code)

                                 (912) 236-1561
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition.

        Pursuant to the decision by Citi Trends, Inc., a Delaware corporation (the "Company"), to release sales results on a monthly instead of a quarterly basis, the Company is disclosing historical unaudited monthly sales results for the previous two fiscal years. In addition, the Company is releasing its condensed, unaudited balance sheets for the second through fourth quarters of fiscal 2004 to assist in comparative analyses during fiscal 2005.

        The historical unaudited monthly sales results for fiscal 2004 and fiscal 2003 are attached to this Current Report on Form 8-K (this "Current Report") as Exhibit 99.1 and the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure.

        The condensed, unaudited balance sheets for the second through fourth quarters of fiscal 2004 are attached to this Current Report as Exhibit 99.2 and the contents of which are incorporated herein solely for purposes of this Item
2.02 disclosure.

        In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report, including the exhibits, is being furnished and shall not be deemed "Filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

               (C)    Exhibits

               Exhibit No.     Description
               99.1.           Schedule of Unaudited Monthly Sales Results for
                               Fiscal 2004 and Fiscal 2003
               99.2.           Condensed, Unaudited Balance Sheets for the
                               second, third and fourth quarters of Fiscal 2004


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      CITI TRENDS, INC
                                                      (Registrant)

Date: June 23, 2005                             By:   /s/ Thomas W. Stoltz
                                                      --------------------------
                                                      Thomas W. Stoltz
                                                      Chief Financial Officer


                                        2

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                                                 Exhibit Index

               Exhibit No.     Description

               99.1. Schedule of Unaudited Monthly Sales Results for Fiscal 2004 and Fiscal 2003
               99.2. Condensed, Unaudited Balance Sheets for the second, third and fourth quarters of Fiscal 2004